ADVANCED SERIES TRUST

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

November 3, 2014

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for Advanced Series Trust

     Registration numbers 033-24962 and 811-05186

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated October 28, 2014 (SEC accession number 0000067590-14-001255), to the Prospectus, dated April 28, 2014 for Advanced Series Trust. The purpose of the filing is to submit the 497 filing dated October 28, 2014 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary